UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HOSPITALITY INVESTORS TRUST, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Subject: HOSPITALITY INVESTORS TRUST, INC. Annual Meeting

2020 Annual Meeting August 5, 2020

Important proxy voting material is ready for your action.

This email represents the following share(s):
HOSPITALITY INVESTORS TRUST -COM	123,456,789,012.00000
HOSPITALITY INVESTORS TRUST, INC.	123,456,789,012.00000
HOSPITALITY INVESTORS TRUST, INC.	123,456,789,012.00000
HOSPITALITY INVESTORS TRUST, INC.	123,456,789,012.00000
HOSPITALITY INVESTORS TRUST, INC.	123,456,789,012.00000
HOSPITALITY INVESTORS TRUST, INC.	123,456,789,012.00000

Three
Ways to Vote

Now via ProxyVote	Vote By August 4, 2020 11:59 P.M. ET
At the Meeting	Control Number: 0123456789012345
By Phone 1.800.690.6903

Important Materials

Proxy Statement 10-K Report Stockholder Letter

For holders as of May 7, 2020